                              LIBERTY ACORN TRUST

          NUMBER                                             SHARES
        [        ]                                         [        ]

                              LIBERTY ACORN FUND

        xxx-xxxxxx

                               SHARE CERTIFICATE

        xxx-xxxxxx                                           xxxxxxx

THIS CERTIFIES THAT                                      is the owner of

                       [NAME]                            SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                 [                ]                       CUSIP XXXXXXX

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                               LIBERTY ACORN FUND

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.




     WITNESS the facsimile signatures of the Trust's duly authorized officers.

     Dated

COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.
BY:                    TRANSFER AGENT



_____________________________________
        AUTHORIZED SIGNATURE

ABBREVIATIONS

     The following abbreviations may be used on the face of this certificate.

Abbreviation    Equivalent                                Abbreviation    Equivalent
------------    ----------                                ------------    ----------
JT TEN          As joint tenants, with right of           TEN IN COM       As tenants in common
                survivorship and not as tenants           TEN BY ENT       As tenants by the entirety
                in common                                 UGTA             Under Uniform Gifts to Minors Act
ADM             Administrator                             UTMA             Uniform Transfer to Minors Act
                Administratrix                            FDN              Foundation
AGMT            Agreement                                 PL               Public Law
CUST            Custodian for                             TR               Trustee
EST             Estate of                                 UA               Under agreement
EX              Executor Executrix                        UW               Under Will
FBO             For the benefit of

     Additional abbreviations may also be used though not in the above list.

================================================================================

                                 TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:
                                   ------------------------------

The undersigned assigns to


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this certificate and irrevocably appoints

The Secretary of the Trust                                           Attorney to
                           -----------------------------------------
transfer said shares on the books of the Trust with full power of substitution.


DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE


Dated                                    This request must be signed exactly as
                                         each owner is named on this certificate
SIGNATURE GUARANTEED BY                  by every named owner.

(Signature guarantees are subject
to acceptance in accordance with         Signature
the rules of the Transfer Agent.)                  -----------------------------

================================================================================

                                REDEMPTION FORM

The undersigned requests the redemption of

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this Certificate.

                                         This request must be signed exactly as
                                         each owner is named on this certificate
                                         by every named owner.


                                         Signature
                                                   -----------------------------
SIGNATURE GUARANTEED BY

-----------------------------------      ---------------------------------------
(Signature guarantees are subject                        Address
to acceptance in accordance with
the rules of the Transfer Agent.)        ---------------------------------------

                              LIBERTY ACORN TRUST

       NUMBER                                                   SHARES
     [        ]                                               [        ]

                          LIBERTY ACORN INTERNATIONAL

     xxx-xxxxxx

                               SHARE CERTIFICATE

     xxx-xxxxxx                                                 xxxxxxx

THIS CERTIFIES THAT                                         is the owner of

                        [NAME]                              SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                   [              ]                          CUSIP XXXXXXX

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                          LIBERTY ACORN INTERNATIONAL

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.



     WITNESS the facsimile signatures of the Trust's duly authorized officers.

     Dated

COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.
BY:                  TRANSFER AGENT



_____________________________________
        AUTHORIZED SIGNATURE

ABBREVIATIONS

     The following abbreviations may be used on the face of this certificate.

Abbreviation         Equivalent                                Abbreviation    Equivalent
------------         ----------                                ------------    ----------
JT TEN               As joint tenants, with right of           TEN IN COM      As tenants in common
                     survivorship and not as tenants           TEN BY ENT      As tenants by the entirety
                     in common                                 UGTA            Under Uniform Gifts to Minors Act
ADM                  Administrator                             UTMA            Uniform Transfer to Minors Act
                     Administratrix                            FDN             Foundation
AGMT                 Agreement                                 PL              Public Law
CUST                 Custodian for                             TR              Trustee
EST                  Estate of                                 UA              Under agreement
EX                   Executor Executrix                        UW              Under Will
FBO                  For the benefit of

    Additional abbreviations may also be used though not in the above list.

================================================================================
                                 TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:
                                   ----------------------------------
The undersigned assigns to

--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------

(Indicate the number of shares to be redeemed.  A new certificate will be issued for any balance.)

represented by this certificate and irrevocably appoints

The Secretary of the Trust                                              Attorney
                           --------------------------------------------
to transfer said shares on the books of the Trust with full power of substitution.

DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE

Dated
                                     This request must be signed exactly as each owner is named on this certificate by every named owner.
SIGNATURE GUARANTEED BY

(Signature guarantees are subject    Signature
to acceptance in accordance with              ----------------------------------
the rules of the Transfer Agent.)

================================================================================
                                REDEMPTION FORM

The undersigned requests the redemption of
                                                                          shares
-------------------------------------------------------------------------
(Indicate the number of shares to be redeemed.  A new certificate will be issued for any balance.)

represented by this Certificate.

                                     This request must be signed exactly as each owner is named on this certificate by every named owner.


SIGNATURE GUARANTEED BY              Signature
                                              ----------------------------------
----------------------------------
(Signature guarantees are subject
to acceptance in accordance with     -------------------------------------------
the rules of the Transfer Agent.)                        Address

                                     -------------------------------------------

                              LIBERTY ACORN TRUST

         NUMBER                                              SHARES
       [        ]                                          [        ]

                               LIBERTY ACORN USA

       xxx-xxxxxx

                               SHARE CERTIFICATE

       xxx-xxxxxx                                            xxxxxxx

THIS CERTIFIES THAT                                      is the owner of

                       [NAME]                            SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                  [              ]                        CUSIP XXXXXXX

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                               LIBERTY ACORN USA

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.




     WITNESS the facsimile signatures of the Trust's duly authorized officers.

     Dated

COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.
BY:                  TRANSFER AGENT



_____________________________________
        AUTHORIZED SIGNATURE

ABBREVIATIONS

     The following abbreviations may be used on the face of this certificate.

Abbreviation    Equivalent                                Abbreviation    Equivalent
------------    ----------                                ------------    ----------
JT TEN          As joint tenants, with right of           TEN IN COM       As tenants in common
                survivorship and not as tenants           TEN BY ENT       As tenants by the entirety
                in common                                 UGTA             Under Uniform Gifts to Minors Act
ADM             Administrator                             UTMA             Uniform Transfer to Minors Act
                Administratrix                            FDN              Foundation
AGMT            Agreement                                 PL               Public Law
CUST            Custodian for                             TR               Trustee
EST             Estate of                                 UA               Under agreement
EX              Executor Executrix                        UW               Under Will
FBO             For the benefit of

     Additional abbreviations may also be used though not in the above list.

================================================================================

                                 TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:
                                   ------------------------------

The undersigned assigns to


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this certificate and irrevocably appoints

The Secretary of the Trust                                           Attorney to
                           -----------------------------------------
transfer said shares on the books of the Trust with full power of substitution.


DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE


Dated                                    This request must be signed exactly as
                                         each owner is named on this certificate
SIGNATURE GUARANTEED BY                  by every named owner.

(Signature guarantees are subject
to acceptance in accordance with         Signature
the rules of the Transfer Agent.)                  -----------------------------

================================================================================

                                REDEMPTION FORM

The undersigned requests the redemption of

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this Certificate.

                                         This request must be signed exactly as
                                         each owner is named on this certificate
                                         by every named owner.


SIGNATURE GUARANTEED BY                  Signature
                                                   -----------------------------

----------------------------------
(Signature guarantees are subject        ---------------------------------------
to acceptance in accordance with                         Address
the rules of the Transfer Agent.)
                                         ---------------------------------------

                              LIBERTY ACORN TRUST

                 NUMBER                                SHARES
              [          ]                          [          ]


                             LIBERTY ACORN TWENTY

              xxx-xxxxxx


                               SHARE CERTIFICATE

              xxx-xxxxxx                               xxxxxxx

THIS CERTIFIES THAT                                is the owner of

                [NAME]                             SEE REVERSE FOR
                                                 CERTAIN DEFINITIONS

        [                     ]                     CUSIP XXXXXXX

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                              LIBERTY ACORN TWENTY

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.



     WITNESS the facsimile signatures of the Trust's duly authorized officers.

     Dated

COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.
BY:                       TRANSFER AGENT



----------------------------------------
          AUTHORIZED SIGNATURE

ABBREVIATIONS

  The following abbreviations may be used on the face of this certificate.

Abbreviation    Equivalent                       Abbreviation  Equivalent
------------    ----------                       ------------  ----------
JT TEN          As joint tenants, with right of   TEN IN COM    As tenants in common
                survivorship and not as tenants   TEN BY ENT    As tenants by the entirety
                in common                         UGTA          Under Uniform Gifts to Minors Act
ADM             Administrator                     UTMA          Uniform Transfer to Minors Act
                Administratrix                    FDN           Foundation
AGMT            Agreement                         PL            Public Law
CUST            Custodian for                     TR            Trustee
EST             Estate of                         UA            Under agreement
EX              Executor Executrix                UW            Under Will
FBO             For the benefit of

    Additional abbreviations may also be used though not in the above list.

-------------------------------------------------------------------------------
                                 TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:
                                   ----------------------------------------
The undersigned assigns to

--------------------------------------------------------------------------------
           (Please print or typewrite name and address of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
(Indicate the number of shares to be redeemed.  A new certificate will be issued for any balance.)

represented by this certificate and irrevocably appoints

The Secretary of the Trust                                              Attorney
                           --------------------------------------------
to transfer said shares on the books of the Trust with full power of substitution.

DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE

Dated
                                         This request must be signed exactly as
                                         each owner is named on this certificate
                                         by every named owner.
SIGNATURE GUARANTEED BY

(Signature guarantees are subject        Signature
to acceptance in accordance with                  ------------------------------
the rules of the Transfer Agent.)

--------------------------------------------------------------------------------
                                REDEMPTION FORM

The undersigned requests the redemption of
                                                                          shares
--------------------------------------------------------------------------
(Indicate the number of shares to be redeemed.  A new certificate will be issued for any balance.)

represented by this Certificate.

                                         This request must be signed exactly as
                                         each owner is named on this certificate
                                         by every named owner.
SIGNATURE GUARANTEED BY

-----------------------------------
(Signature guarantees are subject        Signature
to acceptance in accordance with                  ------------------------------
the rules of the Transfer Agent.)

                                         ---------------------------------------
                                                           Address

                                         ---------------------------------------

                              LIBERTY ACORN TRUST

         NUMBER                                                SHARES
       [        ]                                            [        ]

                          LIBERTY ACORN FOREIGN FORTY

       xxx-xxxxxx

                               SHARE CERTIFICATE

       xxx-xxxxxx                                              xxxxxxx

THIS CERTIFIES THAT                                        is the owner of

                       [NAME]                              SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                  [               ]                         CUSIP XXXXXXX

                    CLASS A SHARES OF BENEFICIAL INTEREST OF

                          LIBERTY ACORN FOREIGN FORTY

a series of Liberty Acorn Trust, subject to the Agreement and Declaration of Trust, of Liberty Acorn Trust, as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.

This certificate is valid only when countersigned by the Transfer Agent.



     WITNESS the facsimile signatures of the Trust's duly authorized officers.

     Dated

COUNTERSIGNED:
LIBERTY FUNDS SERVICES, INC.
BY:                  TRANSFER AGENT



_____________________________________
        AUTHORIZED SIGNATURE

ABBREVIATIONS

     The following abbreviations may be used on the face of this certificate.

Abbreviation    Equivalent                                Abbreviation    Equivalent
------------    ----------                                ------------    ----------
JT TEN          As joint tenants, with right of           TEN IN COM       As tenants in common
                survivorship and not as tenants           TEN BY ENT       As tenants by the entirety
                in common                                 UGTA             Under Uniform Gifts to Minors Act
ADM             Administrator                             UTMA             Uniform Transfer to Minors Act
                Administratrix                            FDN              Foundation
AGMT            Agreement                                 PL               Public Law
CUST            Custodian for                             TR               Trustee
EST             Estate of                                 UA               Under agreement
EX              Executor Executrix                        UW               Under Will
FBO             For the benefit of

     Additional abbreviations may also be used though not in the above list.

================================================================================

                                 TRANSFER FORM

SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:
                                   ------------------------------

The undersigned assigns to


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this certificate and irrevocably appoints

The Secretary of the Trust                                           Attorney to
                           -----------------------------------------
transfer said shares on the books of the Trust with full power of substitution.


DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE


Dated                                    This request must be signed exactly as
                                         each owner is named on this certificate
SIGNATURE GUARANTEED BY                  by every named owner.

(Signature guarantees are subject
to acceptance in accordance with         Signature
the rules of the Transfer Agent.)                  -----------------------------

================================================================================

                                REDEMPTION FORM

The undersigned requests the redemption of

                                                                          shares
-------------------------------------------------------------------------
                (Indicate the number of shares to be redeemed.
              A new certificate will be issued for any balance.)

represented by this Certificate.

                                         This request must be signed exactly as
                                         each owner is named on this certificate
                                         by every named owner.


SIGNATURE GUARANTEED BY                  Signature
                                                   -----------------------------

----------------------------------
(Signature guarantees are subject        ---------------------------------------
to acceptance in accordance with                         Address
the rules of the Transfer Agent.)
                                         ---------------------------------------